SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                       ----------------------------------

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     --------------------------------------

       Date of Report (Date of earliest event reported): January 28, 2000



                               JSB FINANCIAL, INC.
                               -------------------
             (Exact name of registrant as specified in its charter)



   Delaware                   001-13157                       11-3000874
   --------                   ---------                       ----------
(State or other              (Commission                     (IRS Employer
jurisdiction of              File Number)                   Identification No.)
 incorporation)



                   303 Merrick Road, Lynbrook, New York 11563
                   ------------------------------------------
          (address of principal executive offices, including zip code)


                                 (516) 887-7000
                                 --------------
               Registrant's telephone number, including area code


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Item 5.                    Other Events.

                           JSB Financial, Inc. issued a press release on January 28, 2000 announcing its fourth quarter 1999 and year end results. The press release issued by the Registrant described herein is attached hereto as
                           Exhibit 99.1 and is hereby incorporated herein by reference in its entirety.


Item 7.                    Financial Statements and Exhibits

                           Exhibits:  The following Exhibits are files as part
                                       of this report:


                           Exhibit No.      Description
                           -----------      -----------

                             99.1           Press Release dated January 28, 2000

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          JSB FINANCIAL, INC.


                                          By:  Thomas R. Lehmann
                                               ------------------------------
                                               Thomas R. Lehmann
                                               Executive Vice President and
                                                Chief Financial Officer


Date:  January 28, 2000

                                  EXHIBIT INDEX
                                  -------------




Exhibit           Description
-------           -----------

 99.1             Press Release issued January 28, 2000